Vanguard Dividend Appreciation Index Fund

Supplement Dated April 30, 2025, to the Prospectus and Summary Prospectus Dated May 24, 2024

Important Changes to the Fund

In accordance with approval granted by the Fund’s Board of Trustees, the Fund has revised its diversification policy under the Investment Company Act of 1940. Under the revised policy, the Fund will continue to track its target index even if the Fund becomes nondiversified as a result of an index rebalance or market movement.

Shareholder approval will not be sought if the Fund crosses from diversified to nondiversified status under such circumstances.

Prospectus and Summary Prospectus Text Changes

The following is added under the heading “Principal Investment Strategies”:

The Fund may become nondiversified, as defined under the Investment Company Act of 1940, solely as a result of an index rebalance or market movement.

The following are added under the heading “Principal Risks”:

•Nondiversification risk. By tracking its broad-based Index, the Fund may become nondiversified, as defined by the Investment Company Act of 1940, solely as a result of an index rebalance or market movement. Nondiversified funds invest a greater percentage of their assets in a small number of issuers than diversified funds, which means their performance may be negatively impacted by relatively few stocks, or even a single stock, and their shares may experience significant fluctuations in value.

•Index concentration risk. Except as may be necessary to approximate the composition of its Index, the Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry or group of industries. If the Index becomes concentrated and the Fund needs to concentrate in the same industry or group of industries, its performance may be negatively impacted by the industry or industries in which it is concentrated.

The following are added in the More on the Fund section under the “Market Exposure” heading:

The Fund is subject to nondiversification risk. Pursuant to SEC relief, the Fund may become nondiversified, as defined by the Investment Company Act of 1940, without a shareholder vote. By tracking its broad-based Index, the Fund may become nondiversified. A fund is considered nondiversified if, with respect to 75% of its total assets, the fund: (1) is invested in more than 10% of the outstanding voting securities of any one issuer, or (2) more than 5% of the fund’s total assets are invested in any one issuer’s securities. Nondiversified funds invest a greater percentage of their assets in a small number of issuers than diversified funds. Accordingly, their performance may be negatively impacted by relatively few stocks, or even a single stock, and their shares may experience significant fluctuations in value.

The Fund is subject to index concentration risk. Except as may be necessary to approximate the composition of its Index, the Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry or group of industries. However, it is possible that the Index could become concentrated due to certain market conditions or the performance of a single or related issuer. If the Index becomes concentrated and the Fund needs to concentrate in the same industry or group of industries, its performance could be negatively impacted the industry or industries in which it is concentrated.

© 2025 The Vanguard Group, Inc. All rights reserved.	PS 602B 042025
Vanguard Marketing Corporation, Distributor.

Vanguard Specialized Funds

Supplement Dated April 30, 2025, to the Statement of Additional Information Dated May 24, 2024

Important Changes to Vanguard Dividend Appreciation Index Fund (the Fund)

In accordance with approval granted by the Vanguard Specialized Funds’ Board of Trustees, on behalf of Vanguard Dividend Appreciation Index Fund, the Fund has revised its diversification policy under the Investment Company Act of 1940. Under the revised policy, the Fund will continue to track its target index even if the Fund becomes nondiversified as a result of an index rebalance or market movement.

Shareholder approval will not be sought if the Fund crosses from diversified to nondiversified status under such circumstances.

Statement of Additional Information Text Changes

In the Fundamental Policies section, the first sentence under the heading “Diversification” is amended to read:

With respect to 75% of its total assets, each Fund (other than Vanguard Dividend Appreciation Index Fund, Vanguard Energy Fund, Vanguard Global Capital Cycles Fund, Vanguard Health Care Fund, and Vanguard Real Estate Index Fund) may not (1) purchase more than 10% of the outstanding voting securities of any one issuer or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to obligations of the U.S. government or its agencies or instrumentalities.

In the same section, the following paragraph is added:

For Vanguard Dividend Appreciation Index Fund only, with respect to 75% of its total assets, the Fund may not (1) purchase more than 10% of the outstanding voting securities of any one issuer or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund’s total assets would be invested in that issuer’s securities, except as may be necessary to approximate the composition of its target index. This limitation does not apply to obligations of the U.S. government or its agencies or instrumentalities.

At the end of the Fundamental Policies section on page B-5, the following sentence is added in bold type:

Shareholder approval will not be sought if Vanguard Dividend Appreciation Index Fund crosses from diversified to nondiversified status in order to approximate the composition of its target index.

© 2025 The Vanguard Group, Inc. All rights reserved.	SAI 051D 042025
Vanguard Marketing Corporation, Distributor.